GABELLI EQUITY SERIES FUNDS, INC.

Supplement dated January 5, 2023
to
The Gabelli Focused Growth and Income Fund’s Statutory Prospectus dated January 28, 2022

This supplement amends certain information in the Prospectus (the “Prospectus”), dated January 28, 2022, of The Gabelli Focused Growth and Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc. Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Change in Sales Charge – Class A Shares

The sales charge imposed on Class A shares at the time of purchase has been eliminated for investments in amounts of at least $500,000 but under $1 million. To reflect the change in the sales charge, the following replaces the table under “Classes of Shares—Sales Charge – Class A Shares” solely with respect to the Fund in the Prospectus:

Amount of Investment	Sales Charge as % of the Offering Price	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.30%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	0.00%**	0.00%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load. The term “offering price” includes the front-end sales load.
**	Subject to a CDSC equivalent to the corresponding amount listed under the column “Reallowance to Broker-Dealers” for redemptions up to and including the last day of the eighteenth month after purchase.

To the extent that any other disclosure in the Prospectus is inconsistent with the schedule above, it is revised to reflect that initial sales charges are eliminated completely for purchases of Class A shares of the Fund of $500,000 or more, although a CDSC of up to 1.75% will apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE